Exhibit 10.7

Execution Version

FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is entered into as of August 26, 2024 (the “Effective Date”), by and among ADS-TEC ENERGY, INC., a Delaware corporation (“Company”) and THE LUCERNE CAPITAL MASTER FUND, L.P., as secured party for the Lenders (in such capacity, the “Secured Party”).

WITNESSETH:

WHEREAS, the Company and the Secured Party are parties to that certain Security Agreement, dated as of August 18, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Security Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Existing Security Agreement);

WHEREAS, the Company issued (i) that certain Secured Promissory Note, dated as of August 18, 2023, in the principal amount of $7,500,000.00, to Lucerne Master Fund, (ii) that certain Secured Promissory Note, dated as of August 18, 2023, in the principal amount of $2,500,000.00 (representing (a) $2,250,000.00 in principal to Lucerne Master Fund and (b) $250,000.00 in principal to Lucerne Special Opportunity Fund), to Lucerne Master Fund and Lucerne Special Opportunity Fund, (iii) that certain Secured Promissory Note, dated as of August 18, 2023, in the principal amount of $2,500,000.00, to Lucerne Master Fund, and (iv) that certain Secured Promissory Note, dated as of August 18, 2023, in the principal amount of $2,500,000.00, to Lucerne Master Fund, (each, as it may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, an “Original Note” and collectively, the “Original Notes”);

WHEREAS, the Company and the Lenders have agreed to amend and restate the Original Notes on the date hereof (such amended and restated Original Notes, each an “Amended Note” and collectively, the “Amended Notes”);

WHEREAS, the Company has agreed to issue and sell, and Lucerne Master Fund has agreed to purchase, (i) that certain Secured Promissory Note, to be dated the date hereof, in the principal amount of $5,000,000.00 and (ii) that certain Secured Promissory Note, to be dated the date hereof, in the principal amount of $10,000,000 (each, as it may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, a “New Note” and collectively, the “New Notes” and together with the Amended Notes, each a “Note” and collectively, the “Notes”); and

WHEREAS, as a condition to its purchase of the New Notes, Lucerne Master Fund requires that the Existing Security Agreement be amended on the terms and subject to the conditions set forth in this Amendment (the Existing Security Agreement, as amended by this is Amendment, the “Security Agreement”).

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The recitals are incorporated herein by reference.

2. Amendments to Security Agreement. On the Effective Date, the Credit Agreement shall be amended as set forth in this Section 2.

(a) Recital A of the Existing Security Agreement is hereby amended and restated in its entirety as follows:

Pursuant to (i) that certain Amended and Restated Secured Promissory Note, dated as of August 26, 2024, in the principal amount of $7,500,000.00, issued by the Company to Lucerne Master Fund, (ii) that certain Amended and Restated Secured Promissory Note, dated as of August 26, 2024, in the principal amount of $2,500,000.00 (representing (a) $2,250,000.00 in principal to Lucerne Master Fund and (b) $250,000.00 in principal to Lucerne Special Opportunity Fund), issued by the Company to Lucerne Master Fund and Lucerne Special Opportunity Fund, (iii) that certain Amended and Restated Secured Promissory Note, dated as of August 26, 2024, in the principal amount of $2,500,000.00, issued by the Company to Lucerne Master Fund, (iv) that certain Amended and Restated Secured Promissory Note, dated as of August 26, 2024, in the principal amount of $2,500,000.00, issued by the Company to Lucerne Master Fund, (v) that certain Secured Promissory Note, dated as of August 26, 2024, in the principal amount of $5,000,000.00, issued by the Company to Lucerne Master Fund and (vi) that certain Secured Promissory Note, dated as of August 26, 2024, in the principal amount of $10,000,000.00, issued by the Company to Lucerne Master Fund (each, as it may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, a “Note” and collectively, the “Notes”), the Lender has made certain loan commitments, subject to the terms and conditions of the Notes.

3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

(a) The Company shall have delivered to Secured Party an original counterpart of this Amendment, as executed by the Company.

(b) The Lenders shall have delivered to the Secured Party original counterparts of this Amendment, as executed by the Lenders.

(c) The Company shall have issued and sold, and Lucerne Master Fund shall have purchased, the New Notes.

4. Representations and Warranties. To induce the Secured Party and the Lenders to enter into this Amendment, the Company hereby represents and warrants to the Secured Party and the Lenders that:

(a) the execution, delivery and performance of this Amendment have been duly authorized by all requisite limited liability company or corporate action, as applicable, on the part of the Company and that this Amendment has been duly executed and delivered by the Company;

(b) this Amendment constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

(c) the execution and delivery by the Company of this Amendment does not require the consent or approval of any Person, except (i) such consents and approvals as have been obtained and (ii) such consent and approvals which, if not obtained, could not reasonably be expected to have a Material Adverse Effect; and

(d) after giving effect and subject to this Amendment, the representations and warranties of the Company set forth in the Security Agreement are true and correct in all material respects (without duplication of any materiality qualification in such representation or warranty) with the same effect as if then made on and as of the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects (without duplication of any materiality qualification in such representation or warranty) as of such earlier date).

5. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6. References. Any reference to the Existing Security Agreement contained in any document, instrument or agreement executed in connection with the Existing Security Agreement shall be deemed to be a reference to the Security Agreement as modified by this Amendment.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed ..pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Existing Security Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Existing Security Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Security Agreement are ratified and confirmed and shall continue in full force and effect.

9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND SECURED PARTY HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

10. Indemnity; Jury Trial Waiver. The provisions of Sections 12 (Indemnity and Expenses), 19 (Consent to Jurisdiction and Service of Process) and 20 (Waiver of Jury Trial) of the Security Agreement are hereby incorporated by reference, mutatis mutandis, and shall be deemed to be a part hereof as if restated herein in their entirety.

[SIGNATURES BEGIN ON NEXT PAGE]

[SIGNATURE PAGE 1 OF 2 TO FIRST AMENDMENT TO SECURITY AGREEMENT]

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:

ADS-TEC ENERGY, INC.,
as Company

/s/ Wolfgang Breme
Name: Wolfgang Breme
Title: Chief Financial Officer
c/o ADS-TEC Energy Group
Heinrich-Hertz-Straße 1
72622 Nürtingen, Germany
Attention: Wolfgang Breme
Telephone: +49 7022 2522 1480
Email: w.breme@ads-tec-energy.com

with a copy to (which shall not constitute notice):

Reed Smith LLP
2850 N. Harwood Street, Suite 1500
Dallas, TX 75201
Attention: Lynwood E. Reinhardt
Email: lreinhardt@reedsmith.com

and

Reed Smith LLP
650 Town Center Drive, Suite 1600
Costa Mesa, CA 92626
Attention: Christopher J. Raidy
Email: craidy@reedsmith.com

[SIGNATURE PAGE 2 OF 2 TO FIRST AMENDMENT TO SECURITY AGREEMENT]

SECURED PARTY:

THE LUCERNE CAPITAL MASTER FUND, L.P.,
as Secured Party and Lender

/s/ Pieter Taselaar
Name: Pieter Taselaar
Title: Managing Member, GP
Address: 73 Arch Street, 3rd Floor, Greenwich, CT 06830
Telephone: 203-983-4470
Fax: 203-983-4401
Email: pmoroney@lucernecap.com